                                                                   Exhibit 10(d)
                                                                  EXECUTION COPY
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                          AGREEMENT AND PLAN OF MERGER


                                  By and Among


                                  XCEED, INC.,



                          5th FLOOR INTERACTIVE, LLC,



                                      and



                   THE MEMBERS OF 5th FLOOR INTERACTIVE, LLC




                               September 28, 1999







================================================================================

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT (the "Agreement") is entered into as of this 28th day of September, 1999, by and among Xceed, Inc., a Delaware corporation ("Xceed"), 5th Floor Interactive, LLC, a New York limited liability company (the "Company"), and Jonathan Molod, Fabian Tabibian, Jeffrey Caldwell and Thomas Barton (each individually referred to hereinafter as a "Member" and collectively referred to hereinafter as the "Members").

                                  WITNESSETH:

     WHEREAS, the authorized units of membership interest of the Company consist of 300 units of membership interest (the "Company Membership Interest"), all of which are issued and outstanding as of the date hereof;

     WHEREAS, Jonathan Molod owns 95 units of Company Membership Interest, representing thirty-one and 67/100 percent (31.67%) of the issued and outstanding units of Company Membership Interest;

     WHEREAS, Fabian Tabibian owns 95 units of Company Membership Interest, representing thirty-one and 67/100 percent (31.67%) of the issued and outstanding units of Company Membership Interest;

     WHEREAS, Jeffrey Caldwell owns 95 units of Company Membership Interest, representing thirty-one and 67/100 percent (31.67%) of the issued and outstanding units of Company Membership Interest;

     WHEREAS, Thomas Barton owns 15 units of Company Membership Interest, representing five percent (5%) of the issued and outstanding units of Company Membership Interest;

     WHEREAS, the Members are the sole members of the Company, and as such, each Member desires to sell, assign, transfer and convey to Xceed all of each Member's right, title and interest in and to the issued and outstanding units of Company Membership Interest pursuant to the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, it is the desire of Xceed to purchase, obtain and acquire from the Members all of each of such individual's right, title and interest in and to all of the issued and outstanding units of Company Membership Interest pursuant to the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, the authorized capital stock of Xceed consists of 30,000,000 shares of common stock, par value $.01 per share (the "Xceed Stock"), and 1,000,000 shares of preferred stock, par value $.05 per share (the "Preferred Stock"), of which 16,864,840 shares of Xceed Stock were issued and outstanding as of the date hereof and no shares of Preferred Stock are issued and outstanding as of the date hereof;

     WHEREAS, the Board of Directors of Xceed and Jonathan Molod, Fabian Tabibian and Jeffrey Caldwell (each individually referred to hereinafter as a "Manager" and collectively

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referred to hereinafter as the "Managers") deem it advisable and in the best interests of Xceed and the Company, respectively and their respective stockholders and Members that the Company merge with and into Xceed (the "Merger") pursuant to the terms of this Agreement and the applicable provisions of the laws of the State of Delaware and the State of New York;

     WHEREAS, the Members are currently the only members of the Company entitled to vote on the Merger and have unanimously voted in favor of the Merger; and

     WHEREAS, the Merger is intended to qualify as a reorganization pursuant to the provisions of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the premises and mutual covenants, conditions and agreements contained herein and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:


                                   ARTICLE I

                                TERMS OF MERGER

     1.1  Merger.  Upon the terms and subject to the conditions set forth in
          ------
this Agreement, on the Closing Date (as hereinafter defined in Section 2.1), the Company shall be merged with and into Xceed and the Members shall transfer and convey to Xceed all of the Members' right, title and interest in and to all of the issued and outstanding units of Company Membership Interest. The Members hereby agree, upon the terms and subject to the conditions set forth herein, to transfer and deliver to Xceed (for cancellation) at the Closing (as hereinafter defined in Section 2.1) certificates, properly endorsed in blank or accompanied by a properly executed stock power, representing all of the issued and outstanding units of Company Membership Interest.

     1.2  Merger Consideration.  In consideration of and in exchange for all of
          --------------------
the issued and outstanding units of Company Membership Interest as set forth in
Section 1.1 above, Xceed shall pay to the Members the merger consideration as set forth below (the "Merger Consideration"). The Merger Consideration shall be payable in cash and shares of Xceed Stock, in accordance herewith.

          (a) Stock Portion of Merger Consideration. At the Closing, Xceed shall
              -------------------------------------
issue to the Members, in the respective amounts set forth on Schedule 1.2 hereto, Xceed Stock having an aggregate value of One Million Six Hundred Fifty Thousand Dollars ($1,650,000) (the "Stock Portion"). The number of shares of Xceed Stock issuable in connection with the Stock Portion shall be determined by dividing (i) the Stock Portion by (ii) the average of the closing transaction price of the Xceed Stock for the five (5) business days immediately preceding the Closing Date (as hereinafter defined), as quoted by the NASDAQ National Market System; and

          (b) Cash Portion of Merger Consideration.  At the Closing, Xceed shall
              ------------------------------------
pay to the Members, in the respective amounts set forth on Schedule 1.2 hereto, an aggregate of Two

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Hundred Thousand Dollars ($200,000) in cash, by certified cashier's check or bank wire transfer of legal currency of the United States in immediately available funds.

     1.3  Effective Time of Merger.  Subject to the terms and conditions of this
          -------------------------
Agreement, the certificate of merger, in substantially the form of Exhibit 1.3(a) (the "Delaware Certificate of Merger"), required by Section 252 of the Delaware General Corporation Law (the "DGCL") and the certificate of merger in substantially the form of Exhibit 1.3(b) (the "New York Certificate of Merger"), required by Section 904 of the New York Business Corporation Law (the "NYBCL") shall be duly executed and acknowledged by the Constituent Entities (as hereinafter defined in Section 1.4) and thereafter delivered to the Secretary of the State of Delaware and the New York Department of State for filing pursuant to the DGCL and the NYBCL, respectively, on the Closing Date (as hereinafter defined). The Merger shall become effective (the "Effective Time") upon the filing of the Delaware Certificate of Merger with the Secretary of the State of Delaware and the filing of the Delaware Certificate of Merger and the New York Certificate of Merger with the New York Department of State. Xceed and the Company will use their best efforts to assure the Delaware Certificate of Merger and the New York Certificate of Merger are filed with the Secretary of the State of Delaware and the New York Department of State in accordance herewith as soon as practicable on or before the Closing Date. In furtherance thereof, Xceed and the Company shall prepare and deliver the final, executed Delaware Certificate of Merger and New York Certificate of Merger to the appropriate states with instructions to: (i) file such certificates of merger immediately upon instruction from Xceed's counsel to do so; and (ii) deliver notice to Xceed's counsel that such certificates of merger were filed and accepted.

     1.4  Effects of the Merger.
          ---------------------

          (a) At the Effective Time: (i) the separate existence of the Company shall cease and the Company shall be merged with and into Xceed (the Company and Xceed are sometimes referred to herein as the "Constituent Entities" and Xceed is sometimes referred to herein as the "Surviving Corporation"); (ii) the Certificate of Incorporation of Xceed as in effect immediately prior to the Effective Time shall continue to be the Certificate of Incorporation of the Surviving Corporation; and (iii) the Bylaws of Xceed as in effect immediately prior to the Effective Time shall continue to be the Bylaws of the Surviving Corporation.

          (b) At and after the Effective Time, the Merger shall have the effects set forth in Section 259 of the DGCL and Section 906 of the New York Business Corporation Law. Without limiting the foregoing, at the Effective Time, Xceed as the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Entities, and all singular rights, privileges, powers and franchises of each of the Constituent Entities, and all property, real, personal and mixed, and all debts due to either of the Constituent Entities on whatever account, as well as for stock subscriptions and all other things in action or belonging to each of the Constituent Entities, shall be vested in Xceed as the Surviving Corporation and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as they were of the Constituent Entities, and the title to any real estate vested by deed or otherwise, in either of the Constituent Entities, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of either of the Constituent Entities shall thenceforth attach to Xceed as the

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Surviving Corporation, and may be enforced against it to the same extent as if said debts and liabilities had been incurred by it.

     1.5  Directors and Officers of the Surviving Corporation.  The directors
          ---------------------------------------------------
and officers of Xceed immediately prior to the Effective Time shall continue to be the directors and officers of Xceed as the Surviving Corporation until their successors shall have been duly elected, appointed and/or qualified or until their earlier death, resignation or removal in accordance with the Certificate of Incorporation and Bylaws of Xceed.

     1.6  Conversion of Capital Stock and Units.  As of the Effective Time, by
          -------------------------------------
virtue of the Merger and without any action on the part of any holder of units of Company Membership Interest or shares of Xceed Stock:

          (a) Xceed Stock.  Each issued and outstanding share of Xceed Stock
              -----------
shall continue to be issued and outstanding and shall not be affected by the Merger.

          (b) Conversion of Company Membership Interest.  Each unit of Company
              -----------------------------------------
Membership Interest issued and outstanding as of the Effective Time shall be exchanged into cash and shares of Xceed Stock as set forth on Schedule 1.2 hereto. All such units of Company Membership Interest, when so exchanged, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such units shall cease to have any rights with respect thereto, except the right to receive the cash and shares of Xceed Stock to be issued or paid in consideration therefor upon the surrender of such certificate for exchange to Xceed at the Closing (as hereinafter defined).

     1.7  Registration Rights of Members. The Members owning at least fifty-one
          ------------------------------
percent (51%) of the shares of Xceed Stock issued in connection with the Merger (the "Requesting Members") shall be entitled on one (1) occasion, commencing six
(6) months from the Closing Date, to cause Xceed to: (i) include for resale such shares of Xceed Stock in a registration statement filed with the Securities and Exchange Commission (the "Commission"); and (ii) use its best efforts to have such registration statement declared effective by the Commission under the Securities Act of 1933, as amended (the "Securities Act") as soon as practicable thereafter, by providing to Xceed written notice (the "Demand Notice") demanding that Xceed file such a registration statement. Xceed shall, upon receipt of the Demand Notice, notify the remaining Members in writing of its receipt of the Demand Notice (the "Registration Notice") and shall indicate therein that such other Members may include in such registration statement the shares of Xceed Stock issued to them in connection with the Merger. Those Members seeking to include their shares of Xceed Stock shall, within five (5) calendar days of the date of the Registration Notice (the "Notice Period"), notify Xceed in writing of their desire to be included in such registration. Xceed shall thereafter, within thirty (30) calendar days of expiration of the Notice Period, file a registration statement (on a form deemed appropriate by Xceed's counsel) with the Commission including all of the Xceed Stock which the Members shall request in writing (the "Demand Rights"). In the event that the subject registration statement relates to a public offering of Xceed's securities and the underwriter advises Xceed in writing that marketing factors require a limitation on the number of shares to be included in a registration statement, the Xceed Stock proposed to be included in such registration may be limited in whole or in part and the Members may be prohibited from selling any of their Xceed Stock for a period of time following the effective date of the registration statement. Additionally, in the event that Xceed receives the

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Demand Notice during a period in which it has imposed restrictions on the ability of its employees to effect trading in Xceed's securities, Xceed shall not be required to effect registration of the shares of Xceed Stock subject to the foregoing Demand Notice until such time as the restrictions have expired. Inclusion of all or any portion of a Member's shares of Xceed Stock pursuant to the Demand Notice shall constitute exercise of such Member's Demand Rights in full. Notwithstanding such registration, the Members will not, while employees of Xceed, sell their shares of Xceed Stock during a period in which Xceed has imposed restrictions on the ability of its employees to effect trading in Xceed Stock.

     1.8  Lockup. Shares of Xceed Stock issuable hereunder to each Member shall
          ------
be subject to a lockup for a period of two (2) years from the Closing Date, one-third (1/3) of which shares of Xceed Stock shall be released from the lockup on each of the dates 180 days, 485 days and 730 days from the Closing Date, respectively.

     1.9  Restrictions on Resale of Xceed Stock.  Notwithstanding Section 1.7,
          -------------------------------------
the shares of Xceed Stock received by the Members pursuant to this Agreement shall be issued by Xceed in reliance upon exemptions from the registration requirements of the Securities Act and may not be sold, assigned, pledged, hypothecated or transferred, or any interest therein conveyed to any other person, except in accordance with the registration provisions of the federal and state securities laws or applicable exemption therefrom, and the certificates representing such shares shall contain an appropriate legend to that effect.

     1.10 Tax-Free Reorganization.  The parties intend that the Merger qualify
           -----------------------
as a tax-free reorganization under Section 368(a)(1)(A) of the Code. Unless required by a final determination of the Internal Revenue Service (or other governing body having jurisdiction over these matters) or a court of competent jurisdiction, the parties shall not take any position on any subsequently filed tax return inconsistent with this section. Each party hereto represents to each other that there exists no indebtedness between Xceed and the Company and that such party is not an investment company as defined in Subsections 368(a)(2)(F)(iii) and (iv) of the Code. The parties hereby agree to comply with the reporting requirements of Treasury Regulation Section 1.368.3.

     In furtherance of the foregoing, Xceed hereby represents, warrants and covenants that:

     (a) it has no plan or intention to reacquire any Xceed Stock issued to the Members;

     (b) it has no plan or intention to sell or otherwise dispose of any of the assets of the Company, except for transfers described in Section 368(a)(2)(C) of the Code;

     (c) there is no plan or intention by Xceed to acquire, directly or through parties related to Xceed (within the meaning of Section 1.368-1(c)(1) and (2) of the Treasury Regulations) shares of Xceed Stock issued to the Members hereunder such that the continuity of interest requirement set forth in Section 1.368-1(e) of the Treasury Regulations (the "Continuity of Interest Requirement") would be violated;

     (d) following the Closing, Xceed will continue the business of the Company in accordance with Section 1.368-1 of the Treasury Regulations;

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     (e)  prior to the Closing, the liabilities of the Company were incurred by the Company in the ordinary course of business;

     (f) the Company is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

     (g) as of the date hereof, the fair market value of the assets of the Company equal or exceed the sum of the liabilities of the Company; and

     (h) there is no plan or intention by the Members to sell, exchange or otherwise dispose of shares of Xceed Stock received by them hereunder to Xceed or persons or parties related to Xceed such that the Continuity of Interest Requirement would be violated.


                                   ARTICLE II

                                    CLOSING

     2.1     Date and Time of Closing.  Subject to satisfaction of the
             ------------------------
conditions set forth in this Agreement and compliance with the other provisions hereof, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place on October 1, 1999 at 10:00 a.m. (eastern daylight savings time) at the law offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P. 590 Madison Avenue, New York, New York 10022, or at such other place and time thereafter as shall be mutually agreeable to the parties hereto, but in no event later than October 15, 1999, unless otherwise extended by mutual agreement of the parties hereto (the "Closing Date").

     2.2     Closing Documents.  Upon fulfillment of the conditions set forth
             -----------------
herein, on the Closing Date, the parties hereto shall cause the Delaware Certificate of Merger and the New York Certificate of Merger to be filed as contemplated in Section 1.3 hereof and each party hereto will execute and deliver to the other parties hereto such other documents and instruments as are contemplated herein.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     3.1  Representations and Warranties of the Company and the Members. The
          -------------------------------------------------------------
Company and the Members, jointly and severally, except as specifically provided herein, represent and warrant to Xceed as follows:

          (a) Authorization. The execution, delivery and performance of this
              -------------
Agreement and consummation of the transactions contemplated hereby have been duly authorized, adopted and approved by the Managers of the Company and by each of the Members. The Company has taken all necessary limited liability company action and has all of the necessary limited liability company power to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by an officer of the Company on its behalf and assuming that this Agreement is the valid and binding obligation of Xceed, is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Each Member severally represents and warrants that he has the ability to consummate the transactions contemplated hereby, that this Agreement has been duly executed and validly delivered by him and that this Agreement is the valid and binding obligation of such Member, enforceable against each such Member in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (b) Organization; Subsidiaries. The Company is a limited liability
              --------------------------
company duly organized, validly existing and in good standing under the laws of the State of New York. The Company has timely and validly made an election to be classified as an association by filing Form 8832, Entity Classification Election with the Internal Revenue Service (the "IRS") for federal income tax purposes, which election shall have been accepted by the IRS on or before the Closing Date. The Company has the corporate power and authority to own and lease its properties and assets and to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation in each jurisdiction where it owns or leases real property or conducts business, except where the failure to be so qualified would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company. Set forth on Schedule 3.1(b) hereto is a true and correct list of each jurisdiction in which the Company is qualified to do business. The Company does not own any shares of capital stock or other interest in any corporation, partnership, association or other entity.

          (c) Capitalization. The number of authorized, issued and outstanding
              --------------
units of Company Membership Interest as of the date hereof is as set forth above in the recitals to this Agreement. The outstanding units of Company Membership Interest have been duly authorized, validly issued and are fully paid and non-assessable. Each Member hereby severally represents and warrants that he is the sole legal and beneficial owner of the number of units of Company Membership Interest as set forth in the recitals, which units, in the aggregate, represent one hundred percent (100%) of the issued and outstanding units of Company Membership Interest. Each Member hereby severally represents and warrants that the issued and outstanding units of Company Membership Interest owned by such Member are owned free of preemptive rights and free and clear of any and all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever. The Company has not issued any units of Company Membership Interest which could give rise to claims for violation of any federal or state securities laws (including any rules or regulations promulgated thereunder) or the securities laws of any other jurisdiction (including any rules or regulations promulgated thereunder). As of the date hereof, there are no options, warrants, calls, convertible securities or

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

commitments of any kind whatsoever relating to the units of Company Membership Interest subject hereto or any of the unissued units of Company Membership Interest, and there are no voting trusts, voting agreements, stockholder agreements or other agreements or understandings of any kind whatsoever which relate to the voting of the units of Company Membership Interest.

          (d) Financial Statements. The Company has heretofore delivered to
              --------------------
Xceed: (i) unaudited financial statements of the Company as at December 31, 1998 (the "Unaudited Statements"); (ii) interim unaudited financial statements of the Company for the six months ended June 30, 1999, and (iii) monthly unaudited financial statements of the Company for each month after June 30, 1999 until the Closing (the "Interim Statements") (all of the foregoing, including the notes thereto, may collectively be referred to hereinafter as the "Financial Statements"). The Financial Statements present fairly, in all material respects, the financial position of the Company as of the respective dates indicated and the results of operations and cash flows of the Company for the respective periods indicated.

          (e) Owned Real Property. The Company does not own (of record or
              -------------------
beneficially), nor does it have any interest in, any real property other than the leased real property set forth below.

          (f) Leased Real Property; Tenancies. Set forth on Schedule 3.1(f)
              -------------------------------
hereto is a true, correct and complete list of all of the leases and subleases (the "Real Property Leases") with respect to real property leased by the Company as lessee and used in the conduct of its business or otherwise (the "Leased Real Property"). Also set forth on Schedule 3.1(f) is a true, correct and complete list of the monthly or annual rental payments due thereunder as of the date hereof and the expiration dates thereof. The Company has delivered to Xceed true, correct and complete copies of each of the Real Property Leases. Except as set forth on Schedule 3.1(f), the Company is not required pursuant to the provisions of any of the Real Property Leases (or otherwise) to obtain the consent of any lessor with respect to the Leased Real Property prior to or in connection with consummation of the transactions contemplated hereby. Neither the Company nor, to the Company's or the Members' knowledge, any third party is in default under any of the Real Property Leases. There are no subleases or subtenancies for any part of the Leased Real Property that shall remain in effect after the Closing Date and there is no third party which has any right to purchase, use or otherwise possess all or any part of the Leased Real Property.

          (g) Title. The Company: (i) holds a valid and enforceable leasehold
              -----
interest in the Leased Real Property; and (ii) owns good and marketable title to all of the assets and properties reflected on the balance sheet of the Unaudited Statements and the balance sheet of the Interim Statements or purchased by the Company after the date thereof, except supplies consumed or assets or properties sold in the ordinary course of business subsequent to the date thereof. To the Company's or the Members' knowledge, the Leased Real Property is leased free of all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever, except: (A) as stated in the Financial Statements (including the notes thereto); (B) for liens for taxes or assessments not yet due and payable or which are being contested by the Company in good faith; (C) for minor liens imposed by law for sums not yet due or which are being contested by the Company in good faith; and (D) for imperfections of title, adverse claims, charges, restrictions, limitations, encumbrances, liens or security interests that are minor and which do not detract from the value of the Leased Real Property subject thereto or which do not impair the operations of the Company or affect the present use of the Leased Real Property. There is no condemnation or eminent domain proceeding pending or, to the Company's or the Members' knowledge, threatened against the Leased Real Property (or any part thereof). The Company has not made any commitments or received any notice, oral or written, from any public authority or other entity with respect to the taking or use of the Leased Real Property (or any part thereof), whether temporarily or permanently, for easements, rights-of-way or other public or quasi-public purposes or for any other purpose whatsoever nor is there any proceeding pending or, to the Company's or the Members' knowledge, threatened which could adversely affect the zoning classification relating to such property or its use by the Company as of the date hereof. The assets reflected on the balance sheet of the Unaudited Statements and the balance sheet of the Interim Statements and those purchased by the Company after the date thereof, are owned free and clear of all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever, except: (A) as stated in the Financial Statements (including the notes thereto); (B) for liens for taxes or assessments not yet due and payable or which are being contested by the Company in good faith; (C) for minor liens imposed by law for sums not yet due or which are being contested by the Company in good faith; and (D) for imperfections of title, adverse claims, charges, restrictions, limitations, encumbrances, liens or security interests that are minor and which do not detract in any material respect from the value of any of the assets subject thereto or which do not impair the operations of the Company in any material respect or affect the present use of the assets in any material respect. The Company has not made any commitments or received any notice, oral or written, from any public authority or other entity with respect to the taking or use of any of the Company's assets, whether temporarily or permanently, for any purpose whatsoever, nor is there any proceeding pending or, to the Company's or the Members' knowledge, threatened which could adversely affect any asset owned or used by the Company as of the date hereof.

          (h) Condition of Assets.  The Real Property Leases and all other
              -------------------
documents and agreements pursuant to which the Company has obtained the right to use or occupy any real property, personal property or assets, are valid and enforceable in all respects in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. All licenses, permits and authorizations related to the location or operation of the business of the Company are in good standing and are valid and enforceable in all respects in accordance with their respective terms. There is not, under any of the foregoing instruments, documents or agreements, any existing default, nor is there any event which, with notice or lapse of time or both, would constitute a default arising through the Company or any third party which could:
(i) have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company; or
(ii) materially adversely affect its use of the Leased Real Property or the title to its assets. To the Company's or the Members' knowledge, the Company is not in violation of and has complied with all applicable zoning, building or other codes, statutes, regulations, ordinances, notices and orders of any governmental authority with respect to the occupancy, use, maintenance, condition, operation and improvement of the Leased Real Property or assets, except where the failure to comply would not have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. The Company's use of any improvements for the purposes for which any of the

Leased Real Property or assets are being used as of the date hereof does not violate any such code, statute, regulation, ordinance, notice or order. The Company possesses all licenses, certificates of occupancy, permits and authorizations required to be obtained by the Company with respect to the Company's operation and maintenance of the Leased Real Property or assets for all uses for which such property is or assets are operated or used by the Company as of the date hereof, except where the failure to do so would not have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. All of the Leased Real Property or assets (whether owned or leased by the Company) are in good operating condition and repair, subject to normal wear and use and each such item is usable in a manner consistent with current use by the Company.

          (i)  Intellectual Property.
               ----------------------

               (i) Schedule 3.1(i) hereto sets forth a true, correct and complete list (including where applicable, the date of registration and the serial or registration number) of all registered and unregistered trademarks, service marks and trade names (including any applications for the same), trade secrets, registered and unregistered copyrights, and computer programs and software (whether or not protected by patent, copyright or otherwise) which are owned by, licensed by, used in or are material to the business of the Company (the "Intellectual Property") . With respect to each of the foregoing items, there is listed on Schedule 3.1 (i) hereto the following: (A) the extent of the Company's interest therein; (B) each agreement and all other documents evidencing the Company's interest therein; (C) the extent of the interest of any third party therein; and (D) each agreement and all other documents evidencing the interest of any third party therein.

               (ii) Except as set forth on Schedule 3.1(i) hereto, the Company's right, title or interest in the Intellectual Property is free and clear of adverse claims, liens, mortgages, charges, security interests and encumbrances or other restrictions or limitations of any kind whatsoever.

               (iii) To the Company's and the Members' knowledge, the Company has not committed any acts of unfair competition or directly, indirectly, contributorily or by inducement, infringed upon any patent, trademark, service mark, trade name, copyright, computer program or software, or any other intellectual property, nor has the Company misappropriated any of the foregoing from any other person or entity or received from any other person or entity any notice, charge, claim or other assertion with respect thereto.

               (iv) The Company has not sent or otherwise communicated to any other person or entity any notice, charge, claim or other assertion of, nor has the Company any knowledge of, any present, impending or threatened infringement upon any of the Intellectual Property by any other person or entity, or misappropriation of any of the foregoing by any other person or entity, or any commission of acts of unfair competition by any other person or entity.

          (j)  Accounts Receivable. Schedule 3.1(j) hereto sets forth a true,
               -------------------
correct and complete list of the Company's accounts receivable (the "Accounts Receivable") as of September 17, 1999. Such schedule accurately, correctly and completely reflects the Accounts Receivable as of such date. The Accounts Receivable are valid, arose out of bona fide transactions in the ordinary course of business, and are the valid and binding obligations of and are enforceable against the respective account debtors thereunder, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect. There is no contest, claim or right of set-off contained in any written agreement with any account debtor relating to the amount or validity of any Account Receivable.

          (k)  Accounts Payable. Schedule 3.1(k) hereto sets forth a true,
               ----------------
correct and complete list of the Company's accounts payable (the "Accounts Payable") as of September 17, 1999. Such schedule accurately, correctly and completely reflects the aggregate amount of Accounts Payable as of such date. Prior to the Closing Date, all outstanding Accounts Payable will have been paid by the Company in a manner consistent with past practice.

          (l)  Absence of Undisclosed Liabilities. Other than as set forth on
               ----------------------------------
the Financial Statements, the Company has not had nor does it have any indebtedness, loss or liability of any nature whatsoever (other than as incurred in the ordinary course of business), whether accrued, absolute, contingent or otherwise and whether due or become due, which is material to the Company's business or the assets, or the operations, prospects, earnings or condition (financial or otherwise) of the Company.

          (m)  Absence of Certain Changes or Events. Except as set forth on
               ------------------------------------
Schedule 3.1(m) and except as expressly set forth in this Agreement, the Company has not, since August 31, 1999:

               (i) issued, sold, granted or contracted to issue, sell or grant any of its units of Company Membership Interest, notes, bonds, other securities or any option to purchase any of the same;

               (ii) amended its articles of organization or operating agreement;

               (iii) made any capital expenditures or commitments for the acquisition or construction of any property, plant or equipment other than in the ordinary course of business of the Company;

               (iv) entered into any material transaction in any way inconsistent with the past practices of its business or conducted its business in any manner inconsistent with its past practices;

               (v) incurred any damage, destruction or any other loss to any of its property or assets in an aggregate amount exceeding Fifty Thousand Dollars ($50,000) whether or not covered by insurance;

               (vi) suffered any loss in an aggregate amount exceeding Fifty Thousand Dollars ($50,000) and, neither the Company nor the Members has become aware of any intention on the part of any client, dealer or supplier to discontinue its current relationship with the Company, the loss or discontinuance of which, alone or in the aggregate, could have a material adverse effect on the Company's business or the assets, or the operations, earnings, prospects or condition (financial or otherwise) of the Company;

               (vii) modified, amended or altered any contractual arrangement with any client, dealer or supplier, the modification, amendment or alteration of which, alone or in the aggregate, could have a material adverse effect on the Company's business or the assets, or the operations, earnings, prospects or condition (financial or otherwise) of the Company;

               (viii) incurred any material liability or obligation (absolute or contingent) or made any material expenditure other than in the ordinary course of business of the Company;

               (ix) experienced any material adverse change in the Company's business or the assets, or the operations, earnings, prospects or condition (financial or otherwise) of the Company or experienced or have knowledge of any event which could have a material adverse effect on the Company's business or the assets, or the operations, earnings, prospects or condition (financial or otherwise) of the Company; provided, however, that during the
                                              --------  -------
     period from the date hereof and prior to the Closing Date, the Company may distribute: (x) cash to the Members in an amount not to exceed in the aggregate $40,000 (the "Member Bonuses"), and (y) cash to the Company Employees (as hereinafter defined in Section 5.2(j)) in an amount not to exceed in the aggregate $30,000 (the "Employee Bonuses"), and that the Company has been and is able to timely satisfy its liabilities as the same become due;

               (x) declared, set aside or paid any dividend or other distribution in respect of the units of Company Membership Interest, not including the Member Bonuses;

               (xi) redeemed, repurchased, or otherwise acquired any of its units of Company Membership Interest or securities convertible into or exchangeable for its units of Company Membership Interest or entered into any agreement with respect to any of the foregoing;

               (xii) granted, conveyed, transferred, assigned or made any sale of Accounts Receivable or any accrual of liabilities outside of the ordinary course of its business;

               (xiii) granted, conveyed, transferred, assigned or made any sale of any material interest in the Intellectual Property;

               (xiv) purchased, disposed of or contracted to purchase or dispose of, or granted or received an option or any other right to purchase or sell, any of its property or assets, except in the ordinary course of business;

               (xv) increased the rate of compensation payable or to become payable to the officers or employees of the Company, or increased the amounts paid or payable to such officers or employees under any bonus, insurance, pension or other benefit plan, or made any arrangements therefor with or for any of said officers or employees except for: (x) increases consistent with the Company's ordinary course of business, (y) increases resulting from the application of existing formulas under existing plans, agreements or policies relating to employee compensation, or (z) the Member
     Bonuses or Employee Bonuses;

               (xvi) adopted or amended any collective bargaining, bonus, profit-sharing, compensation, stock option, pension, retirement, deferred compensation or other plan, agreement, trust, fund or arrangement for the benefit of its employees, except as otherwise required or permitted herein; or

               (xvii) changed any material accounting principle, procedure or practice followed by the Company or changed the method of applying such principle, procedure or practice.

          (n)  Agreements. Set forth on Schedule 3.1(n) hereto is a true,
               ----------
correct and complete list of all contracts, agreements and other instruments material to the business or operation of the Company, including without limitation, those to which the Company is a party and those by which any of its property or the assets are bound. Copies of all such contracts, agreements and other instruments have heretofore been delivered or made available by the Company to Xceed. Other than as set forth on Schedule 3.1(n) and 3.1(f), there is no contract, agreement or other instrument to which the Company or any Member is a party or which affects the assets, liabilities or outstanding securities of the Company, which is material to the business, assets or operations of the Company. None of the foregoing agreements limits the freedom of the Company to compete in any line of business or with any person or other entity in any geographic region within or outside of the United States of America.

          Neither the Company, the Members (each severally and not jointly), nor any third party is in material default and no event has occurred which, with notice or lapse of time or both, could cause or become a material default by the Company, the Members or any third party, under any contract, agreement, document or instrument to which the Company or any Member is a party which is material to the business, assets or operations of the Company. Each contract, agreement, document or instrument to which the Company or any Member (each severally and not jointly) is a party which is material to the business or operations of the Company is enforceable, in accordance with its terms, against all other parties thereto, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (o)  Non-Contravention; Consents. Neither the execution and delivery
               ---------------------------
of this Agreement by the Company and each of the Members, nor consummation of the transactions contemplated hereby, does or will: (i) violate or conflict with any provision of the articles of organization or operating agreement of the Company; (ii) violate or, with the passage of time, result in the violation of any provision of, or result in the acceleration of or entitle any party to accelerate any obligation under, or result in the creation an imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the property or assets, which are material to the business or operation of the Company, pursuant to any provision of any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which the Company is a party or by which it or any of such property or assets are bound, the effect of which violation, acceleration, creation or imposition could have a material adverse effect on the business, assets, operations, earnings, prospects or (financial or otherwise) of the Company;
(iii) violate or conflict with any other restriction of any kind whatsoever to which the Company or any Member is subject or by which any of their properties or assets may be bound, the effect of any of which violation or conflict could have a material adverse effect on the business, assets, operations, earnings, prospects or (financial or otherwise) of the Company; or (iv) constitute an event permitting termination by a third party of any agreement to which the Company or any Member is a party or is subject, which termination could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. Except as set forth on
Schedule 3.1(o) hereto, no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required in connection with the execution, delivery and performance of the terms of this Agreement and consummation of the transactions contemplated hereby.

          (p)  Employee Benefit Plans. Schedule 3.1(p) hereto sets forth a true,
               ----------------------
correct and complete list of all "employee benefit plans" as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the "Benefit Plans") covering the employees of the Company (the "Employees"). Each Benefit Plan is in compliance in all material respects with all applicable provisions of law, including ERISA and the Code. There are no pending or, to the Company's or the Members' knowledge, threatened claims against any Benefit Plan (except for claims for benefits payable in the normal operation of the Benefit Plans) that could give rise to any material liability to the Company. All material reports, notices and returns required to be filed with any governmental agency or provided to any person or entity with respect to the Benefit Plans have been timely filed. The Company has never had and does not now have any Benefit Plan that is an employee pension plan (as defined in Section 3(2) of ERISA) nor does the Company contribute to any multiemployer pension or multiemployer welfare benefit plan (within the meaning of Section 3(37) of ERISA).

          (q)  Labor Relations. There are no agreements with or pending
               ---------------
petitions for recognition of any labor union or association as the exclusive bargaining agent for any or all of the employees of the Company and no such petition has been pending at any time during the two (2) years prior to the date hereof. To the Company's or the Members' knowledge, there has not been any organizing effort by any union or other group seeking to represent any employees of the Company as its exclusive bargaining agent at any time during the two (2) years prior to the date hereof. There are no labor strikes, work stoppages or other labor disputes now pending or threatened against the Company, nor has there been any such labor strike, work stoppage or other labor dispute or grievance at any time during the two (2) years prior to the date hereof. Neither the Company nor the Members has any knowledge that any executive, key employee or any group of employees of the Company has any plans to terminate his/her employment with the Company.

          (r)  Insurance. Schedule 3.1(r) hereto sets forth a true, correct and
               ---------
complete list of all insurance policies or binders of insurance or programs of self-insurance which relate to the business of the Company as of the date hereof. The coverage under each such policy and binder is in full force and effect. Neither the Company nor the Members have knowledge of nor has the Company or the Members received any notice of cancellation, termination, nonrenewal or disallowance of any claim thereunder or with respect thereto. Neither the Company nor the

Members have knowledge of any claim against the Company relating to its business, assets, properties or operations which could increase the insurance premiums payable by the Company under such policy or binder in excess of normal increases consistent with industry practices.

          (s)  Tax Matters. The Company and each of the Members have timely
               -----------
filed with the appropriate taxing authorities all returns (including, without limitation, information returns and other material information) in respect of Taxes required to be filed through the date hereof. The information contained in such returns is complete and accurate in all material respects. Neither the Company nor any of the Members have requested any extension of time within which to file returns (including, without limitation, information returns) in respect of any Taxes. The Company and each of the Members have accurately computed and timely paid all Taxes of any kind that have become due and payable for periods beginning before the date hereof that, if unpaid could result in a lien upon the assets of the Company, or an adequate reserve has been established therefor, as set forth in Schedule 3.1(s). No liens for Taxes exist against any assets of the Company to be acquired by Xceed in the Merger. The Company has withheld or collected from each payment made to each of its employees, consultants, contractors and other payees the amount of Taxes required to be withheld and collected therefrom for all periods through the date hereof. Any liability for Taxes due and payable through the date of this Agreement for which no returns are due or have been filed (including, without limitation, property, payroll and withholding taxes) have been properly reflected or provided for on the books of the Company and will be paid by the Company or the Members. No material deficiencies for Taxes have been claimed, proposed, or assessed by any taxing or other governmental authority against the Company. There are no pending or, to the best knowledge of the Company and each of the Members, threatened audits, investigations or claims for or relating to any material liability in respect of Taxes, and there are no matters under discussion with any governmental authorities with respect to Taxes that, in the reasonable judgment of the Company, the Members, or the Company's counsel is likely to result in a material amount of Taxes. The federal, state and local returns of the Company and each of its Members have never been audited, and neither the Company nor any of the Members have been notified that any taxing authority intends to audit a return for any other period. No extension of a statute of limitations relating to Taxes is in effect with respect to the Company. The Company: (i) has not been an includible corporation in an affiliated group that files consolidated income tax returns; (ii) is not a party to any tax-sharing agreements or similar arrangements; or (iii) has not made or become obligated to make, and will not, as a result of the Merger, make or become obligated to make, an "excess parachute payment" as defined in section 280G of the Code. Neither the Company nor any of the Members is a "foreign person" as defined in section 1445(f)(3) of the Code. The Company is a New York limited liability company that has timely and validly filed an election with the IRS to be classified as an association and treated as a corporation for federal income tax purposes, which election shall have been accepted by the IRS on or before the Closing Date.

          The term "taxes" or "tax" as used in this section or referred to elsewhere in this Agreement shall mean all taxes, charges, fees, levies, penalties, or other assessments, including without limitation, income, capital gain, profit, gross receipts, ad valorem, excise, property, payroll, withholding, employment, severance, social security, workers' compensation, occupation, premium, customs duties, windfall profits, sales, use, and franchise taxes, imposed by the United States, or any state, county, local or foreign government or any subdivision or agency thereof, and including any interest, penalties. or additions attributable thereto.

          (t)  Compliance with Applicable Law. The Company has been and is in
               ------------------------------
compliance with all foreign, federal, state and local laws, statutes, ordinances, rules and regulations applicable to the business, except where the failure to comply with which would not materially adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company or which would subject any officer or Manager of the Company to civil or criminal penalties or imprisonment. The Company has complied with the rules and regulations of all governmental agencies having authority over its business or its operations, including without limitation, agencies concerned with intra-state and interstate commerce, occupational safety and employment practices, except where the failure to comply would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company. Neither the Company nor the Members has any knowledge of or received any notice of violation of any such rule or regulation during the two (2) years prior to the date hereof which could result in any liability of the Company for penalties or damages or which could subject the Company to any injunction or government writ, order or decree. To the Company's or the Members' knowledge, there are no facts, events or conditions that could interfere with, prevent continued compliance with or give rise to any liability under any foreign, federal, state or local governmental laws, statutes, ordinances or regulations applicable to the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company.

          (u)  Litigation. Except as set forth on Schedule 3.1(u) hereto, there
               ----------
is no action, suit, proceeding or investigation pending or, to the Company's or the Members' knowledge, threatened, which could: (i) restrict the Company or the Members' ability to perform his respective obligations hereunder or could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company; or (ii) result in material damages to the Company during the thirty-six (36) months following the date hereof. Neither the Company nor any of the Members is in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency, authority, body, board, bureau, commission, department or instrumentality which could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company.

          (v)  Permits. The Company holds all permits, licenses, orders and
               -------
approvals of all federal, state or local governmental or regulatory authorities, agencies or bodies required for the conduct and operation of the Company's business as currently conducted, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company. All such permits, licenses, orders, and approvals are in full force and effect and no suspension, termination or revocation of any of the foregoing is threatened. None of such permits, licenses, orders or approvals will be materially adversely affected by consummation of the transactions contemplated by this Agreement. The Company has no knowledge of nor has it received any notice of violation of any of such rules or regulations during the two (2) years prior to the date hereof which would result in any liability of the Company for penalties or damages or which would subject the Company to any injunction or governmental writ, order or decree.

          (w)  Unlawful Payments. Neither the Company, the Members, nor any
               -----------------
officer, Manager, employee, agent or representative of the Company (other than the Members acting in their respective capacities as any of the foregoing) has made, directly or indirectly, any bribe or kickback, illegal political contribution, payment from corporate funds which was incorrectly recorded on the books and records of the Company, unlawful payment from corporate funds to governmental or municipal officials in their individual capacities for the purpose of affecting their action or the actions of the jurisdiction which they represent to obtain favorable treatment in securing business or licenses or to obtain special concessions of any kind whatsoever, or illegal payment from corporate funds to obtain or retain any business.

          (x)  Warranties. Except as required or implied by federal or state law
               ----------
or as otherwise disclosed on Schedule 3.1(x) hereto, the Company has not made, extended or otherwise represented that it would provide any express warranty with respect to the products or services sold, distributed or leased to its clients or customers.

          (y)  Officers, Managers and Employees. Schedule 3.1(y) hereto sets
               --------------------------------
forth a true, correct and complete list of all of the officers, Managers and employees of the Company as of the date hereof, including their respective names, titles, salaries and bonuses for the last three (3) years. The Company has also provided true, correct and complete copies of any employment agreements between the Company and any of the foregoing officers, Managers and employees of the Company in effect as of the date hereof.

          (z)  Loans to or from Affiliates. Except as set forth on Schedule
               ---------------------------
3.1(z) hereto, there exist no outstanding loans by the Company to any current or former officer, Manager, employee, consultant or stockholders of the Company or any affiliate of any of the foregoing. There are no outstanding loans to the Company by any current or former officer, Manager, employee, consultant or stockholders of the Company.

          (aa) Clients, Vendors, Suppliers and Service Providers. The Company
               -------------------------------------------------
has provided to Xceed a true, correct and complete list of the clients, vendors, suppliers and service providers of the Company. Since December 31, 1998, there has not been any material adverse change in the business relationship of the Company with any of the persons or entities listed on Schedule 3.1(aa).

          (bb) Books and Records.
               -----------------

               (i) The books of account and other financial records of the Company are complete and correct and have been maintained in accordance with good business practices.

               (ii) All material corporate action of the Company's Managers (including any committees) and stockholders of the Company since the date of the Company's incorporation has been authorized, approved and/or ratified in the minute books of the Company.

          (cc) Bank Accounts. Set forth on Schedule 3.1(cc) is a true, correct
               -------------
and complete list of the names of each bank, savings and loan, or other financial institution, at which the Company maintains any account (including any cash contribution or similar accounts) and the names of all persons authorized to draw thereon or who have access thereto. Schedule 3.1 (cc) includes a true, correct and complete list of each credit or loan facility or guaranty established and/or maintained by or on behalf of the Company, including the amounts available to the Company under each such facility, the outstanding principal balance thereunder as of the date hereof, the interest rate applicable thereto and the maturity date thereof.

          (dd) Solvency of the Company. Since its formation and through the
               -----------------------
Closing Date, the Company has been and will be solvent. "Solvent" shall mean, for purposes of application of this provision, that: (i) the fair saleable value of the Company's property is in excess of the total amount of its debts; and
(ii) the Company is able to pay its debts as they mature.

          (ee) Investment Purpose. Each Member represents that each such Member
               ------------------
is acquiring and will acquire, as the case may be, the shares of Xceed Stock issuable to him pursuant hereto solely for his own account for investment purposes only and not with a view toward resale or distribution thereof other than pursuant to an effective registration statement or applicable exemption from the registration requirements of the Securities Act. Each Member understands that such shares of Xceed Stock will be issued in reliance upon an exemption from the registration requirements of the Securities Act and that subsequent sale or transfer of such securities is prohibited absent registration or exemption from the provisions of the Securities Act. Each Member hereby agrees, severally and not jointly, that he will not sell, assign, transfer, pledge or otherwise convey any of the shares of the Xceed Stock issuable to him pursuant hereto, except in compliance with the provisions of the Securities Act and in accordance with any transfer restrictions or similar terms set forth on the certificates representing such securities or otherwise set forth herein.

          (ff) Agreements with Affiliates. Except as set forth on Schedule
               --------------------------
3.1(ff) hereto, the Company is not a party to any instrument, license, lease or other agreement, written or oral, with any officer, Manager or stockholders of the Company.

          (gg) Accuracy of Information Furnished. The Company and the Members
               ---------------------------------
(severally and not jointly with respect to those statements, representations and warranties made severally and not jointly by such Members) represent that no statement by the Company or the Members set forth herein or in the exhibits or the schedules hereto, and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of the Company or the Members pursuant hereto or in connection with the consummation of the transactions contemplated hereby, contained, contains or will contain any untrue statement of a material fact, or omits, omitted or will omit to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     3.2  Representations and Warranties of Xceed. Xceed represents and warrants
          ---------------------------------------
to the Company and the Members as follows:

          (a) Authorization. The execution, delivery and performance of this
              -------------
Agreement and consummation of the transactions contemplated hereby have been duly authorized, adopted and approved by the board of directors of Xceed. Xceed has taken all necessary corporate action and has all of the necessary corporate power to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the officers of Xceed on behalf of Xceed and, assuming that this Agreement is the valid and binding obligation of the Company and the Members, is the valid and binding obligation of Xceed, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (b)  Organization. Xceed is a corporation duly organized, validly
               ------------
existing and in good standing under the laws of the State of Delaware. Xceed has the corporate power and authority to own and lease its properties and assets, and to carry on its business as it is now being conducted. Xceed is duly qualified to do business as a foreign corporation in each jurisdiction where it owns or leases real property or conducts business, except where the failure to be so qualified would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Xceed.

          (c)  Capitalization. The number of authorized, issued and outstanding
               --------------
shares of capital stock of Xceed as of the date hereof is as set forth above in the recitals to this Agreement. The outstanding shares of Xceed Stock have been duly authorized and validly issued and are fully paid and nonassessable. As of the date hereof, the number of shares of capital stock that Xceed is currently authorized to issue is adequate to permit Xceed to fulfill its obligations hereunder with respect to issuance of the shares of Xceed Stock to the Members pursuant hereto. On the Closing Date, the shares of Xceed Stock issuable to the Members pursuant to Section 1.2 will be duly authorized, validly issued, fully paid and nonassessable. Xceed has not issued any shares of capital stock which would give rise to claims for violation of any federal or state securities laws (including any rules or regulations promulgated thereunder) or the securities laws of any other jurisdiction (including any rules or regulations promulgated thereunder). As of the date hereof, there are no options, warrants, calls, convertible securities or commitments of any kind whatsoever relating to the shares of Xceed Stock subject hereto.

          (d)  Non-Contravention; Consents. Neither the execution and delivery
               ---------------------------
of this Agreement, nor consummation of the transactions contemplated hereby, does or will: (i) violate or conflict with any provision of the certificate of incorporation or bylaws of Xceed; (ii) violate or conflict with any material provision of any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which Xceed is a party or by which it or the property or assets which are material to its business or operation are bound, the effect of any of which violation would have a material adverse effect on the business, assets, operations, earnings, prospects (financial or otherwise) of the Company; (iii) violate or conflict with any other restriction to which Xceed is subject or by which any of the property or assets which are material to the business or operation of Xceed may be bound, the effect of any of which violation or conflict would have a material adverse effect on the business, assets, operations, earnings, prospects (financial or otherwise) of the Company; or (iv) constitute an event permitting termination of any agreement to which Xceed is subject by any other party thereto, if in any such circumstance such termination would have a materially adverse on the ability of Xceed to fulfill its respective obligations hereunder. Other than as provided herein, no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required in connection with the execution, delivery and performance of the terms of this Agreement by Xceed and consummation by Xceed of any of the transactions contemplated hereby.

          (e)  Litigation. There is no action, suit, proceeding or investigation
               ----------
pending against or related to Xceed, nor, to the best knowledge of Xceed, has Xceed been threatened with any such action, suit, proceeding or investigation, which would restrict the ability of either to perform its respective obligations hereunder or which would have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Xceed. Xceed is not in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency, authority, body, board, bureau, commission, department or instrumentality which could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Xceed.

          (f)  Accuracy of Information Furnished. No statement by Xceed set
               ---------------------------------
forth herein or in the exhibits or the schedules hereto, and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of Xceed pursuant hereto or in connection with consummation of the transactions contemplated hereby, contained, contains or will contain any untrue statement of a material fact, or omitted, omits or will omit to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

          (g)  Compliance with Applicable Law. Xceed has been and is in
               ------------------------------
compliance with all foreign, federal, state and local laws, statutes, ordinances, rules and regulations (including without limitation the Securities Act and the Securities Exchange Act of 1934, as amended) as of the date hereof, the failure to comply with which could materially adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Xceed or which would subject any officer or director of Xceed to civil or criminal penalties or imprisonment. Xceed has complied with the rules and regulations of all governmental agencies having authority over its business or its operations, including without limitation, agencies concerned with intra-state and interstate commerce, occupational safety, environmental protection and employment practices, except where the failure to comply would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Xceed. Xceed has no knowledge of and has not received any notice of violation of any such rule or regulation during the two (2) years prior to the date hereof which could result in any liability of Xceed for penalties or damages or which could subject it to any injunction or government writ, order or decree. To the best knowledge of Xceed, there are no facts, events or conditions that could interfere with, prevent continued compliance with or give rise to any liability under any foreign, federal, state or local governmental laws, statutes, ordinances or regulations applicable to the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Xceed, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Xceed.

          (h)  No Material Adverse Change.  No material adverse change in the
               --------------------------
business, operations, affairs, prospects, properties, assets, existing and potential liabilities, obligations, profits or condition (financial or otherwise) of Xceed has occurred since August 31, 1999.

          (i) Employee Benefit Plans. Schedule 3.2(i) hereto sets forth a true,
              ----------------------
correct and complete list of all "employee benefit plans" as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the "Xceed Benefit Plans") covering the employees of the Xceed (the "Xceed Employees"). Each Xceed Benefit Plan is in compliance in all material respects with all applicable provisions of law, including ERISA and the Code. There are no pending or, to Xceed's knowledge, threatened claims against any Xceed Benefit Plan (except for claims for benefits payable in the normal operation of the Xceed Benefit Plans) that could give rise to any material liability to the Xceed. All material reports, notices and returns required to be filed with any governmental agency or provided to any person or entity with respect to the Xceed Benefit Plans have been timely filed. Xceed has never had and does not now have any Xceed Benefit Plan that is an employee pension plan (as defined in Section 3(2) of ERISA) nor does Xceed contribute to any multiemployer pension or multiemployer welfare benefit plan (within the meaning of Section 3(37) of ERISA).

     3.3  Survival of Representations and Warranties. The representations and
          ------------------------------------------
warranties set forth in Sections 3.1 and 3.2 hereof shall survive until the close of business on the sixtieth (60th) day following the first anniversary of the Closing Date, provided that, notice or demand with respect to any alleged breach thereof is given as required pursuant to Article VI hereof; and further provided that, with respect to claims for damages arising out of any misrepresentation or breach of warranty made by the Company and the Members relating to taxes, notice shall have been given on or before the close of business on the sixtieth (60) day following the later to occur of: (i) the expiration date of the statute of limitations applicable to any indemnified federal, state or local tax liability; and (ii) the final determination of any such tax liability, including the final administrative and/or judicial determination thereof.


                                   ARTICLE IV

                                   COVENANTS

     4.1  Covenants of the Company and the Members.
          ----------------------------------------

          (a)  Notification. Each of the Company and the Members shall give
               ------------
prompt notice to Xceed of: (i) any notice or other communication received by the Company or the Members prior to the Closing Date relating to a material default or an event which, with notice or lapse of time or both would become a material default under this Agreement or under any other material contract, agreement or instrument to which the Company is a party, by which it or any of its properties or assets are bound or to which it or any of its properties or assets are subject; (ii) any event which, with notice or lapse of time or both, would cause any warranty or representation of the Company or the Members under this Agreement to be inaccurate, untrue, incomplete or misleading in any respect;
(iii) any notice or other communication from any third party alleging that the consent of such third party was, is or may be required in connection with the transactions contemplated by this Agreement; and (iv) any material adverse change in the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company.

          (b)  Additional Financial Statements.  The Company shall furnish to
               -------------------------------
Xceed, by the Closing Date, an unaudited monthly balance sheet and statements of operations and retained earnings for the Company for the month ending September 30, 1999.

          (c)  Additional Summaries of Accounts Receivable. The Company shall
               -------------------------------------------
deliver to Xceed, by the Closing Date, a summary of all Accounts Receivable (including a complete aging in such form as may be requested by Xceed) for the month ending September 30, 1999.

          (d)  Additional Summaries of Accounts Payable. Upon request, the
               ----------------------------------------
Company shall deliver to Xceed, by the Closing Date, a summary of all Accounts Payable for the month ending September 30, 1999.

          (e)  Additional Summaries of Inventory.  The Company shall deliver to
               ---------------------------------
Xceed, by the Closing Date, a summary (prepared consistent with present practices) of all inventory for the month ending September 30, 1999, if applicable.

          (f)  Conduct of Business; Certain Covenants. Prior to and through the
               --------------------------------------
Closing Date, the Company shall conduct and operate its business and will not, without prior written consent of Xceed, which consent shall not be unreasonably withheld, take any action other than in accordance with the ordinary and usual course of business. The Company will use its best efforts to preserve intact its business, operation, organization and relationships with its employees, independent contractors, agents, suppliers, clients and others having business dealings with it. Prior to and through the Closing Date, without the prior written consent of Xceed, which consent shall not be unreasonably withheld, the Company shall not, and the Members shall not permit the Company to:

               (i)    amend its articles of organization or operating agreement;

               (ii) issue or otherwise grant or enter into any agreement relating to the issuance or grant of any stock options, warrants or other rights calling for or permitting the issue, transfer, sale or delivery of its units of Company Membership Interest:

               (iii) pay or declare any cash dividend or other dividend or distribution with respect to its units of Company Membership Interest, not including the Member Bonuses;

               (iv) issue, transfer, sell or deliver any units of Company Membership Interest or any securities convertible into or exchangeable for, with or without additional consideration, such units;

               (v) redeem, purchase or otherwise acquire for any consideration any outstanding units of Company Membership Interest or any securities convertible into or exchangeable for, with or without additional consideration, such units;

               (vi) incur any indebtedness for borrowed money, except in the ordinary course of business or pursuant to existing agreements which the Company or the Members have previously disclosed or made available to Xceed;

               (vii) permit the occurrence or continuance of any material default under any material agreement to which the Company is a party;

               (viii) make any acquisition of the capital stock or all or substantially all of the assets of any entity;

               (ix) merge or consolidate with any corporation or enter into any joint venture arrangement with any third party;

               (x) enter into any employment or similar contract with or increase the compensation payable to any officer or employee of the Company, except for the Member Bonuses or the Employee Bonuses in the ordinary course of business of the Company and in a manner consistent with the Company's past practices;

               (xi) alter, amend or otherwise modify any material term or provision of any material contract or agreement with any of its clients, suppliers or vendors, other than in the ordinary course of business;

               (xii) adopt, amend or modify in any material respect or terminate any Benefit Plan, severance plan or collective bargaining agreement or make awards or distributions under any Benefit Plan or severance plan except in a manner consistent with the Company' s past practices or as otherwise contemplated herein;

               (xiii) sell, enter into any contract to sell or grant any option to purchase, any of its assets other than in the ordinary course of business;

               (xiv) create, assume or permit to exist any lien, pledge, security interest, encumbrance or mortgage of any kind whatsoever on any of its properties or assets other than:

                      (A) liens existing on the date hereof which the Company or the Members previously disclosed to Xceed or which are otherwise permitted hereby;

                      (B) any mortgage, pledge, lien or other security interest in or upon any property or asset hereafter acquired by the Company in the ordinary course of business, which mortgage, pledge, lien or other security interest is entered into contemporaneously with such acquisition to secure or provide for the payment of any part of the purchase price therefor, or the assumption by the Company of any mortgage, pledge, lien or other security interest in or upon any property or asset hereafter acquired by the Company which mortgage, pledge, lien or other security interest existed at the time of such acquisition; provided that, each such mortgage, pledge, lien or other security interest shall not extend to or cover any property or asset of the Company other than such property or asset hereafter acquired;

                      (C) any mortgage, pledge, lien or other security interest created for the sole purpose of renewing or refunding any mortgage, pledge, lien or other security interest allowed under clause (B) above; provided that, the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such renewal or refunding and that such renewed or refunded mortgage, pledge, lien or other security interest shall not extend the mortgage, pledge, lien or other security interest renewed or refunded to any additional property or asset;

                      (D) the pledge by the Company of any property or asset as security required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege, license or right;

                      (E) a banker's lien or right of offset on funds of the Company deposited with a lender or holder in the ordinary course of business in favor of any lender of funds or holder of the Company's commercial paper in the ordinary course of business;

                      (F) liens for taxes, assessments and governmental charges or levies imposed upon the Company or upon its income or profit, or upon any of its property or assets if the same shall not at the time be due or are being contested in good faith in appropriate proceedings; and

                      (G) liens imposed by law, such as those of carriers, warehousemen and mechanics, for sums not yet due or are being contested in good faith in appropriate proceedings.

               (xv) except in the ordinary course of business, enter into any contract, including but not limited to assignments, licenses, transfers of exclusive rights, "work for hire" agreements, special commissions, employment contracts, purchase orders, sales orders, mortgages and security agreements, which:

                      (A) contain a grant or other transfer, whether present, retroactive, prospective or contingent, by the Company of any rights in any Intellectual Property;

                      (B) contain a promise made by or to the Company to pay any consideration, lump sum, royalty or other payment with respect to the acquisition, practice or use of any rights in any Intellectual Property;

               (xvi) except in the ordinary course of business or arising out of or relating to this Agreement, initiate any legal proceedings involving the Company, including suits and administrative proceedings in the United States or any foreign country;

               (xvii) file with any federal, state or local governmental agency or regulatory body, any cancellation, reduction, modification, change or amendment of or addition to any schedule of tariffs currently on file with such agency or regulatory body, or file with such governmental agency or regulatory body any schedule of tariffs for services which are not covered by the tariff schedules on file therewith as of the date hereof; or

               (xviii) take any action that would cause any representation or warranty contained herein to be inaccurate, untrue, incomplete or misleading.

          (g)  Proposals; Other Offers. Prior to the Closing Date, neither the
               -----------------------
Company nor the Members shall, directly or indirectly (whether through an employee, a representative, an agent or otherwise) solicit or encourage any inquiries or proposals, engage in negotiations for or consent to or enter into any agreement providing for the acquisition of the units of Company Membership Interest or all or any part of the assets or the business of the Company. The Company shall promptly notify Xceed upon its receipt or other knowledge of any such request, inquiry or proposal. Neither the Company nor the Members shall, directly or indirectly (whether through an employee, a representative, an agent or otherwise) disclose any nonpublic information relating to the Company or afford access to any of the books, records or other properties of the Company to any person or entity that is considering, has considered or is making any such acquisition inquiry or proposal.

          (h)  Best Efforts and Cooperation; Further Assurances. Prior to the
               ------------------------------------------------
Closing Date, with the cooperation of Xceed where appropriate, the Company shall:

               (i) timely comply with all filing requirements which federal, state or local law may impose on the Company with respect to the transactions contemplated by this Agreement;

               (ii) use its diligent efforts to take all actions necessary to be taken, make any filing and obtain any consent, authorization or approval of or exemption by any governmental authority, regulatory agency or any other third party (including, without limitation, any landlord or lessor of the Company and any party to whom notification is required to be delivered or from whom any form of consent is required) which is required to be filed or obtained by the Company in connection with the transactions contemplated by this Agreement;

               (iii) make full and timely payment of all fees and annuities and take all other action appropriate to maintain in full force and effect any and all patent, trademark and service mark registrations and applications for registration as set forth in Schedule 3.1(i) or otherwise owned or controlled by the Company.

          (i)  Access to Additional Agreements and Information. Prior to the
               -----------------------------------------------
Closing Date, the Company shall deliver to Xceed at Xceed's request any and all agreements, contracts, documents and other instruments material to the business or operation of the Company, including, without limitation, those to which the Company is a party and those by which any of its property or assets are bound and including without limitation, any and all materials relating to the Intellectual Property referred to in Subsection 3.1(i), the agreements set forth in Subsection 3.1(n), the consents and waivers referred to in Subsection 3.1(o), the Benefit Plans set forth in Subsection 3.1(p), the insurance materials referred to in Subsection 3.1(r), the Tax Returns set forth in Subsection 3.l(s), the licenses and permits referred to in Subsection 3.l(v), any documents relating to the loans referred to in Subsection 3.1(z), the invoices, purchase orders or other similar documents pertaining to the Company's clients, vendors, suppliers and service providers set forth in Subsection 3.l(aa), and any materials relating to the Company's bank accounts and credit facilities referred to in Subsection 3.1(cc).

          (j)  Confidentiality. Prior to the Closing Date, or at all times
               ---------------
hereafter in the event that the transactions contemplated hereby are not consummated or this Agreement is otherwise terminated, the Company shall, except as may be otherwise required by applicable law: (i) hold confidential all information obtained in connection with the transactions contemplated by this Agreement (the "Information") with respect to Xceed; and (ii) not interfere with any business of Xceed through the use of any Information nor use any such Information for its own account. In the event that this Agreement is terminated, the Company shall return to Xceed all of such information as shall be in documentary or other tangible form, including all copies thereof.

     4.2  Covenants of Xceed.
          ------------------

          (a)  Notification. Xceed shall give prompt notice to the Company and
               ------------
the Members of: (i) any notice or other communication received by Xceed prior to the Closing Date relating to a default hereunder or event which, with notice or lapse of time or both, would become a default hereunder or under any material contract, agreement or instrument to which Xceed is a party, by which it or any of its properties or assets are bound or to which it or any of its properties or assets are subject which would prevent the consummation of the transactions contemplated hereby; (ii) any event which, with notice or lapse of time or both, would cause any representation or warranty of Xceed under this Agreement to be inaccurate or misleading in any respect; (iii) any notice or other communication by any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement; and
(iv) any adverse change in the business, assets, operations, earnings, prospects or conditions (financial or otherwise) of Xceed.

          (b)  Third Party Consents. Xceed shall use its best efforts to obtain
               --------------------
any consent, authorization or approval of, or exemption by, any governmental authority or agency or other third party required to be obtained or made by it in connection with this Agreement or the consummation of the transactions contemplated hereby.

          (c)  Best Efforts and Cooperation; Further Assurances. Prior to the
               ------------------------------------------------
Closing Date, with the cooperation of the Company and the Members where appropriate, Xceed shall:

               (i) timely comply with all filing requirements which federal, state or local law may impose on Xceed with respect to the transactions contemplated by this Agreement;

               (ii) use its diligent efforts to take all actions necessary to be taken, make any filing and obtain any consent, authorization or approval of or exemption by any governmental authority, regulatory agency or any other third party which is required to be filed or obtained by Xceed in connection with the transactions contemplated by this Agreement; and

               (iii) not take any action that would cause any representation or warranty contained herein to be inaccurate, untrue, incomplete or misleading.

          (d)  Access to Additional Information and Agreements. Prior to the
               -----------------------------------------------
Closing Date, Xceed shall make available or otherwise deliver to the Company or the Members, upon its or his request, any and all agreements, contracts, documents or other information material to its business or operations.

          (e)  Confidentiality. Prior to the Closing Date, or at all times
               ---------------
hereafter in the event that the transactions contemplated hereby are not consummated or this Agreement is otherwise terminated, Xceed shall, except as may be otherwise required by applicable law: (i) hold confidential all information obtained in connection with the transactions contemplated by this Agreement (the "Information") with respect to the Company; and (ii) not interfere with any business of the Company through the use of any Information nor use any such Information for its own account. In the event that this Agreement is terminated, Xceed shall return to the Company all of such information as shall be in documentary or other tangible form, including all copies thereof.

     4.3  Governmental Filings and Consents. The Company, the Members and Xceed
          ---------------------------------
shall cooperate with one another in filing any necessary applications, reports or other documents with any federal or state agencies, authorities or bodies having jurisdiction with respect to the business of the Company or the transactions contemplated by this Agreement, and in seeking any necessary approval, consultation or prompt favorable action of, with or by any of such agencies, authorities or bodies.

     4.4  Publicity. The Company, the Members and Xceed will consult with each
          ---------
other party hereto prior to making, releasing or otherwise disseminating any public announcements with respect to the transactions contemplated by this Agreement. Any public announcements permitted hereunder shall be made only at such time and in such manner as the Company and the Members (collectively acting as one) and Xceed shall mutually agree, except that any party hereto shall be free to make such public announcements as it shall reasonably deem necessary to comply with federal or state laws, provided that such announcement is simultaneously delivered to the other parties hereto.

     4.5  Right to Investigate.
          --------------------

          (a) Obligation of the Company and the Members. The Company shall
              -----------------------------------------
afford to the officers and authorized representatives and agents of Xceed, during what are currently the regular business hours of the Company and upon prior notice, free and full access to any office, warehouse, plant, property, inventory, accounts, books and records of the Company such as to afford Xceed the full opportunity to make such investigations as it shall desire or deem appropriate with respect to the affairs of the Company. The officers of the Company shall furnish Xceed with such additional financial and operating data and other information relating to the assets, property, business and operation of the Company as Xceed shall from time to time request.

          (b) Effectiveness of Representations Notwithstanding Investigation.
              --------------------------------------------------------------
Notwithstanding any party's undertaking or conduct of any investigation pursuant hereto, or any party's failure to so investigate, the representations, warranties and agreements of each of the parties hereto shall be operative and effective and shall survive the Closing Date to the extent previously set forth in Section 3.3. In the event that a party hereto becomes aware or knows prior to the Closing that a representation or warranty made herein by another party hereto is untrue, such party shall express such knowledge by written notice thereof to the party rendering such representation or warranty on or prior to the Closing Date. Knowledge on the part of Xceed on or prior to the Closing that a representation or warranty of the Company or the Members is untrue or knowledge on the part of the Company or the Members on or prior to the Closing Date that a representation or warranty of Xceed is untrue, shall render that specific representation or warranty inoperative and ineffective and such other party shall not have any liability in respect thereof pursuant to Article VI hereof; provided that, such knowledge is expressed by written notice thereof to the party rendering such representation or warranty on or prior to the Closing Date.

                                   ARTICLE V

                                   CONDITIONS

     5.1  Conditions to Obligations of Xceed. The obligation of Xceed to
          ----------------------------------
consummate the transactions contemplated by this Agreement is subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by Xceed to the extent permitted by applicable law:

          (a) No Material Adverse Change. Since December 31, 1998, no material
              --------------------------
adverse change in the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company, and no event which would materially and adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company shall have occurred, except for the Member Bonuses and the Employee Bonuses.

          (b) Copies of Resolutions. At the Closing, the Company shall have
              ---------------------
furnished Xceed with certified copies of resolutions duly adopted by the Managers of the Company and the Members authorizing the execution, delivery and performance of the terms of this Agreement and all other necessary or proper corporate action to enable the Company to comply with the terms of this Agreement.

          (c) Certificates of Good Standing.  At the Closing, the Company shall
              -----------------------------
have furnished Xceed with certified copies of certificates of good standing of the Company dated not more than five (5) business days prior to the Closing Date.

          (d) Opinion of the Company's and Members' Counsel. The Company shall
              ---------------------------------------------
have furnished Xceed, at the Closing, with an opinion of Steven Masur, Esq., counsel to the Company, dated as of the Closing Date, substantially in the form attached hereto as Exhibit 5.1(d).

          (e) Accuracy of Representations and Warranties; Performance of
              ----------------------------------------------------------
Covenants. Each of the representations and warranties of the Company and each of
---------
the Members set forth in this Agreement was true, correct and complete in all material respects when made and shall also be true, correct and complete in all material respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date. The Company and the Members shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed by the Company and each of the Members at or prior to the Closing Date.

          (f) Delivery of Officers' Certificates. The Company and each of the
              ----------------------------------
Members shall have delivered to Xceed certificates, dated the Closing Date, and signed by an executive officer of the Company (with respect to the Company), and by each of the Members individually, representing and affirming that: (i) the representations and warranties made by each of the Company and the Members jointly and/or severally as set forth in Section 3.1 of this Agreement and referred to in Subsection 5.1(e) above were and are true, correct and complete as required by Subsection 5.1(e) above and the conditions set forth in this
Section 5.1 have been satisfied. The

Company shall also have delivered a certificate signed by the Secretary of the Company with respect to the authority and incumbency of the officers of the Company executing this Agreement and any documents required to be executed or delivered in connection therewith.

          (g) Delivery of Unit Certificates. At the Closing, the Members shall
              -----------------------------
have delivered to Xceed certificates representing all of the issued and outstanding units of Company Membership Interest, which certificates shall be properly endorsed in blank or shall be accompanied by a properly executed assignments.

          (h) Consents and Waivers. On or prior to the Closing Date, any and all
              --------------------
necessary consents, authorizations, orders or approvals described in Subsection 3.1(o) above shall have been obtained, except as the same shall have been waived by Xceed.

          (i) Litigation. On the Closing Date, there shall be no effective
              ----------
injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to the Company or the Members issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated hereby or making consummation thereof unduly burdensome to the Company or the Members. On the Closing Date and immediately prior to consummation of the transactions contemplated by this Agreement, no proceeding or lawsuit shall have been commenced, be pending or have been threatened by any governmental or regulatory agency or authority or any other person with respect to the transactions contemplated by this Agreement.

          (j) Employment Agreements with Members. Each of the Members shall have
              ----------------------------------
entered into an employment agreement (collectively referred to hereinafter as the "Employment Agreements"), dated as of the Closing Date, having an initial term of three (3) years and providing for each such Member's employment with Xceed, such terms as to salary, bonus, benefits, termination and severance as afforded other employees of Xceed serving in similar or like capacity as the Members. The Employment Agreements shall also provide for: (i) an aggregate annual base salary for the Members equal to Four Hundred Seventy-Five Thousand Dollars ($475,000), which amount shall be allocated among the Members in the sole discretion of the Members; (ii) a performance and salary review after the first anniversary of the date of each Employment Agreement; (iii) the grant of options to purchase shares of Xceed Stock, in accordance with Xceed's 1999 Long-Term Stock Option Plan (the "Plan"), if, in the sole judgment of the board of directors of Xceed, the performance and services of each Member merit such options; and (iv) non-compete provisions each having a term not to exceed one
(1) year.

          (k) Delivery of Documents and Other Information. Prior to the Closing
              -------------------------------------------
Date, the Company shall have delivered to Xceed all of the agreements, contracts, documents and other instruments required to be delivered pursuant to the provisions of this Agreement; including without limitation Schedule 3.1(i) hereof.

          (l) Access and Due Diligence.  Prior to the Closing Date, the Company
              ------------------------
shall have afforded Xceed, Xceed's legal counsel and Xceed's auditors full and free access to the personnel, properties, contracts, financial statements, books, records and all other documents and data of the Company used and currently in use in the operation of the Company's business (the "Due Diligence Investigation").

          (m) Tax Status.  On or prior to the Closing Date, the Company shall
              ----------
have received final clearance and acceptance from the IRS of its Form 8832, Entity Classification Election filing, which clearance and acceptance from the IRS shall confirm that the Company shall have been treated as a corporation for federal income tax purposes since May 26, 1999.

     5.2  Conditions to Obligations of the Company and the Members. The
          --------------------------------------------------------
obligations of the Company and the Members to consummate the transactions contemplated by this Agreement are subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by the Company and/or the Members to the extent permitted by law:

          (a) Copies of Resolutions. At the Closing, Xceed shall have furnished
              ---------------------
the Company with certified copies of resolutions duly adopted by the board of directors of Xceed authorizing the execution, delivery and performance of the terms of this Agreement (including the execution, delivery and performance of the Employment Agreements referred to in Section 5.1(j) above and the Xceed Stock referred to in Section 5.2(f) below) and all other necessary or proper corporate action to enable Xceed to comply with the terms of this Agreement.

          (b) Certificates of Good Standing.  At the Closing, Xceed shall have
              -----------------------------
furnished the Company with certified copies of certificates of good standing of Xceed dated not more than five (5) business days prior to the Closing Date.

          (c) Opinion of Xceed's Counsel.  Xceed shall have furnished to the
              --------------------------
Company, at the Closing, with an opinion of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel to Xceed, dated as of the Closing Date, substantially in the form attached hereto as Exhibit 5.2(c).

          (d) Accuracy of Representations and Warranties; Performance of
              ----------------------------------------------------------
Covenants. Each of the representations and warranties of Xceed was true, correct
---------
and complete in all material respects when made and shall also be true, correct and complete in all material respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date. Xceed shall have performed and complied with in all material respects all agreements and covenants required by this Agreement to be performed by Xceed at or prior to the Closing Date.

          (e) Delivery of Officers' Certificates. Xceed shall have delivered to
              ----------------------------------
the Company certificates, dated the Closing Date and signed by an executive officer of Xceed, affirming that: (i) the representations and warranties of Xceed as set forth in Section 3.2 of this Agreement and referred to in Subsection 5.2(d) above were and are true, correct and complete as required by Subsection 5.2(d) above; and (ii) the conditions set forth in this Section 5.2 have been satisfied. Xceed shall also have delivered a certificate signed by the Secretary of Xceed with respect to the authority and incumbency of the officers of Xceed executing this Agreement and any documents required to be executed or delivered in connection therewith.

          (f) Stock Certificates. At the Closing, Xceed shall have issued and
              ------------------
delivered to the Members certificates representing the shares of Xceed Stock issuable pursuant hereto, which certificates shall be in the respective names of the Members.

          (g) Consents and Waivers. On or prior to the Closing Date, any and all
              --------------------
necessary consents, authorizations, orders or approvals described in Subsection 3.2(d) above shall have been obtained, except as the same shall have been waived by the Company and the Members.

          (h) Litigation. On the Closing Date, there shall be no effective
              ----------
injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to Xceed issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated herein or making the consummation thereof unduly burdensome to Xceed. On the Closing Date and immediately prior to consummation of the transactions contemplated by this Agreement, no proceeding or lawsuit shall have been commenced, be pending or have been threatened or by any governmental or regulatory agency or authority or any other person with respect to the transactions contemplated by this Agreement.

          (i) Employment Agreements with Members. Xceed shall have entered into
              ----------------------------------
an Employment Agreement with each of the Members, dated as of the Closing Date, having the initial term set forth in Section 5.1(j) herein and providing for each such Member's employment with Xceed.

          (j) Retention of Company Employees.  Xceed shall employ the five (5)
              ------------------------------
employees of the Company listed on Schedule 5.2(j) hereto (the "Company Employees"), each at his or her current salary as of the date hereof, or at an increased salary, which increase shall be determined at the sole discretion of Xceed.

          (k) Retention Options.  Xceed shall set aside for issuance to the
              -----------------
Company Employees, options to purchase an aggregate of Ten Thousand (10,000) shares of Xceed Stock, in accordance with the Plan, which options shall be allocated among the Company Employees in the amounts set forth on Schedule 5.2(j) hereto.


                                   ARTICLE VI

                           INDEMNIFICATION AND CLAIMS

     6.1  Indemnification by the Members.
          ------------------------------

          (a) Subject to Sections 6.1(b) and 6.1(c) hereof, the Members hereby agree, jointly and severally, except as otherwise specifically provided throughout this Agreement with respect to representations and warranties made severally and not jointly by each Member as to which each such Member hereby severally and not jointly agrees, to indemnify and hold harmless Xceed against and in respect of all damages, claims, losses and expenses (including, without limitation, reasonable attorneys' fees and disbursements) reasonably incurred by Xceed (all such amounts may hereinafter be referred to as the "Damages") arising out of: (i) any misrepresentation or breach of any representation or warranty made by the Company or the Members pursuant to the provisions of this Agreement or in any statement, certificate or other document furnished by the Company or the Members pursuant to this Agreement; and (ii) the nonperformance or breach of any covenant, agreement or obligation of the Company or the Members contained in this Agreement which has not been waived by Xceed in writing. The

Members shall have no right to seek contribution from the Company in the event that they are required to make any payments hereunder.

          (b) Subject to Section 3.3 hereof, the Members shall be obligated to indemnify Xceed pursuant to this Section 6.1 with respect to claims for Damages as to which Xceed shall have given written notice to the Company and the Members on or before the close of business on the sixtieth (60) day following the first anniversary of the Closing Date. The Members shall be obligated to indemnify Xceed with respect to claims for Damages arising out of any misrepresentation or breach of warranty made by the Company or the Members relating to Subsection 3.1(s) as to which Xceed shall have given notice on or before the close of business on the sixtieth (60) day following the later of: (i) the expiration date of the statute of limitations applicable to any indemnified federal, state, foreign or local tax liability; or (ii) the final determination of any such tax liability, including the final administrative and/or judicial determination thereof.

          (c) Notwithstanding the indemnification provided pursuant to Subsection 6.1 (a) and 6.1(b) above, no amount shall be payable by the Members in indemnification hereunder or under any other provision of this Agreement unless the aggregate amount of such Damages in respect of which the Company or the Members would be liable, but for operation and application of the provisions of this Section 6.1(c), exceeds on a cumulative basis Fifty Thousand Dollars ($50,000) and then only to the extent of such excess.

          (d) In any case where the Members have indemnified Xceed for any Damages and Xceed recovers from a third party all or any part of the amount so indemnified by the Members, Xceed shall promptly reimburse to the Members the amount so recovered.

     6.2  Claims Against Xceed. With respect to claims or demands by third
          --------------------
parties, whenever Xceed shall have received notice that such a claim or demand has been asserted or threatened which, if valid, would be subject to indemnification under Section 6.1 hereof, Xceed shall as soon as reasonably possible and in any event within thirty (30) days of receipt of such notice, notify the Members of such claim or demand and of all relevant facts within its knowledge which relate thereto. The Members shall then have the right at their own expense to undertake the defense of any such claims or demands utilizing counsel selected by the Members and approved by Xceed, which approval shall not be unreasonably withheld. In the event that the Members should fail to give notice of the intention to undertake the defense of any such claim or demand within sixty (60) days after receiving notice that it has been asserted or threatened, Xceed shall have the right to defend, satisfy and discharge the same by payment, compromise or otherwise. Any such payment, compromise or settlement shall be subject to the approval of the Members acting by a majority in interest, which approval shall not be unreasonably withheld.

     6.3  Indemnification by Xceed.
          ------------------------

          (a) Subject to Section 6.3(b) hereof, Xceed hereby agrees to indemnify and hold harmless the Company and the Members against and in respect of all damages, claims, losses and expenses (including without limitation, reasonable attorneys' fees and disbursements) reasonably incurred by the Members with respect thereto (all such amounts may hereinafter be referred to as "Member Damages") arising out of: (i) any misrepresentation or breach of any representation or warranty made by Xceed pursuant to the provisions of this Agreement or in any statement, certificate or other document furnished by Xceed pursuant to this Agreement; and (ii) the nonperformance or breach of any covenant, agreement or obligation of Xceed which has not been waived by the Members collectively in writing.

          (b) Subject to Section 3.3 hereof, Xceed shall be obligated to indemnify the Members pursuant to this Section 6.3 only with respect to claims for Member Damages as to which the Members shall have given written notice to Xceed on or before the close of business on the sixtieth (60) day following the first anniversary of the Closing Date.

          (c) Notwithstanding the indemnification provided pursuant to Subsection 6.3(a) above, no amount shall be payable by Xceed in indemnification hereunder or under any other provision of this Agreement unless the aggregate amount of Member Damages in respect of which Xceed would be liable, but for operation and application of the provisions of this subsection, exceeds on a cumulative basis Fifty Thousand Dollars ($50,000) and then only to the extent of such excess.

          (d) In any case where Xceed has indemnified the Members for any Member Damages and the Members recover from a third party all or any part of the amount so indemnified by Xceed, the Members shall promptly reimburse to Xceed the amount so recovered.

     6.4  Claims Against the Members. With respect to claims or demands by third
          --------------------------
parties, whenever the Members shall have received notice that such a claim or demand has been asserted or threatened, which, if valid, would be subject to indemnification under Section 6.4 hereof, the Members shall as soon as reasonably possible and in any event within thirty (30) days of receipt of such notice, notify Xceed of such claim or demand and of all relevant facts within its knowledge which relate thereto. Xceed shall have the right at their own expense to undertake the defense of any such claim or demand utilizing counsel selected by Xceed and approved by the Members. In the event that Xceed should fail to give notice of its intention to undertake the defense of any such claim or demand within sixty (60) days after receiving notice that it has been asserted or threatened, the Members shall have the right to defend, satisfy and discharge the same by payment, compromise or otherwise. Any such payment, compromise or settlement shall be subject to the approval of Xceed, which approval shall not be unreasonably withheld.


                                  ARTICLE VII

             TERMINATION AND REMEDIES FOR BREACH OF THIS AGREEMENT

     7.1  Termination by Mutual Agreement. This Agreement may be terminated at
          -------------------------------
any time prior to the Closing by unanimous consent of the parties hereto, provided that such consent to terminate is manifested in writing and is signed by each of the parties hereto.

     7.2  Termination for Failure to Close. This Agreement may be terminated by
          --------------------------------
any of the parties hereto if the Closing shall not have occurred by October 15, 1999, provided that, the right to terminate this Agreement pursuant to this section shall not be available to any party whose failure to fulfill any of its obligations hereunder has been the cause of or resulted in the failure to consummate the transactions contemplated hereby by the foregoing date.

     7.3  Termination by Operation of Law. This Agreement may be terminated by
          -------------------------------
any of the parties hereto if, in the reasonable opinion of counsel to the respective parties hereto, there shall be any statute, rule or regulation that renders consummation of the transactions contemplated hereby illegal or otherwise prohibited, or a court of competent jurisdiction or any government (or governmental authority) shall have issued an order, decree or ruling, or has taken any other action restraining, enjoining or otherwise prohibiting the consummation of such transactions and such order, decree, ruling or other action shall have become final and nonappealable.

     7.4. Termination for Failure to Perform Covenants or Conditions. This
          ----------------------------------------------------------
Agreement may be terminated prior to the Closing Date:

          (a) by Xceed if: (i) any of the representations and warranties made in this Agreement by the Company or the Members shall not be true and correct, when made or at any time prior to consummation of the transactions contemplated hereby as if made at and as of such time; (ii) any of the conditions set forth in Section 5.1 hereof have not been fulfilled or waived by the Closing Date;
(iii) the Company or the Members shall have failed to observe or perform any of their respective obligations under this Agreement; or (iv) as otherwise set forth herein; or

          (b) by the Company or the Members if: (i) any of the representations and warranties of Xceed shall not be true and correct when made or at any time prior to consummation of the transactions contemplated hereby as if made at and as of such time; (ii) any of the conditions set forth in Section 5.2 hereof have not been fulfilled by the Closing Date; (iii) Xceed shall have failed to observe or perform any of its respective material obligations under this Agreement; or
(iv) as otherwise set forth herein.

     7.5  Effect of Termination or Default; Remedies. In the event of
          ------------------------------------------
termination of this Agreement as set forth above, this Agreement shall forthwith become void and there shall be no liability on the part of any Non-Defaulting Party (as defined below). The foregoing shall not relieve any Defaulting Party from liability for damages actually incurred as a result of such party's breach of any term or provision of this Agreement.

     7.6  Remedies; Specific Performance. In the event that any party shall fail
          ------------------------------
or refuse to consummate the transactions contemplated by this Agreement (except pursuant to Sections 7.1, 7.2 or 7.3 above) or if any default under or breach of any representation, warranty, covenant or condition of this Agreement on the part of any party (the "Defaulting Party") shall have occurred that results in the failure to consummate the transactions contemplated hereby, then in addition to the other remedies provided herein, the non-defaulting party (the "Non-Defaulting Party") shall be entitled to seek and obtain money damages from the Defaulting Party and/or may seek to obtain an order of temporary or permanent injunctive relief or specific performance thereof against the Defaulting Party from a court of competent jurisdiction, provided that, the Non-Defaulting party seeking any injunctive relief or specific performance such protection must file its request with such court within forty-five (45) days after it becomes aware of the Defaulting Party's failure, refusal, default or breach and further provided, that in no event shall a Defaulting Party be liable for special, incidental or consequential damages. In addition, the Non-Defaulting Party shall be entitled to obtain from the Defaulting Party court costs and attorneys' fees incurred in connection with or in pursuit of enforcing the rights and remedies provided hereunder.

                                  ARTICLE VIII

                                 MISCELLANEOUS

     8.1  Fees and Expenses. The Members and the Company shall respectively pay
          -----------------
the Company's and their own expenses and Xceed shall pay its own expenses incident to negotiation, execution, delivery and performance of the terms of this Agreement and the consummation of the transactions contemplated hereby.

     8.2  Modification, Amendments and Waiver. The parties hereto may amend,
          -----------------------------------
modify or otherwise waive any provision of this Agreement by unanimous consent, provided that such consent and any amendment, modification or waiver is in writing and is signed by each of the parties hereto.

     8.3  Assignment.  None of the parties hereto shall have the authority to
          ----------
assign its respective rights or obligations under this Agreement without the prior written consent of the other parties hereto, except that Xceed may assign all or any portion of its respective rights hereunder without the prior written consent of the Company or the Members in the event of a change in control as defined herein, and the Company and the Members shall execute such documents as are necessary in order to effectuate such assignments.

     The term "change in control" as used in this section or referred to elsewhere in this Agreement shall mean: (i) the sale of all or substantially all of the assets of Xceed; (ii) the acquisition of Xceed capital stock by any person or group of persons resulting in ownership of more than forty percent (40%) of the issued and outstanding shares of capital stock of Xceed; (iii) any plan for the liquidation or dissolution of Xceed; or (iv) any merger or consolidation of Xceed in which Xceed is not the surviving company.


     8.4  Burden and Benefit. This Agreement shall be binding upon and, to the
          ------------------
extent permitted in this Agreement, shall inure to the benefit of the parties and their respective successors and assigns. In the event of a default by the Company or the Members of any of their respective obligations hereunder, the sole and exclusive recourse and remedy of Xceed shall be against the Company and the Members, as the case may be, and any of the Company's or the Member's assets; under no circumstances shall any officer or Manager of the Company be liable in law or equity for any obligations of the Company or the Members hereunder. In the event of a default by Xceed of any of its obligations hereunder, the sole and exclusive recourse and remedy of the Members and the Company shall be against Xceed and its assets; under no circumstances shall any officer, director, stockholder or affiliate of Xceed be liable in law or equity for any obligations of Xceed hereunder.

     8.5  Brokers. The Company and the Members represent and warrant to Xceed
          -------
that there are no brokers or finders entitled to any brokerage or finder's fee or other commission or fee based upon arrangements made by or on behalf of the Company or the Members or any other person in connection with this Agreement or any of the transactions contemplated hereby. Xceed represents and warrants to the Company and the Members that no broker or finder is entitled to any brokerage or finder's fee or other commission or fee based upon arrangements made by or on behalf of Xceed in connection with this Agreement or any of the transactions contemplated hereby, other than fees or commissions for which Xceed shall be solely responsible.

     8.6  Entire Agreement. This Agreement and the schedules, exhibits, lists
          ----------------
and other documents referred to herein contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements with respect thereto, whether written or oral.

     8.7  Governing Law. This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

     8.8  Notices. Any notice, request, instruction or other document to be
          -------
given hereunder by any party hereto shall be in writing and delivered personally, by facsimile transmission or telex, or sent by commercial expedited delivery service or registered or certified mail (return receipt requested), postage prepaid, addressed as follows:

               If to the Company
               or the Members:         5th Floor Interactive, LLC
                                       636 Broadway
                                       Suite 204
                                       New York, New York 10012
                                       Attn: Jonathan Molod
                                       Facsimile: (212) 780-2328
                                       E-Mail: jon@5thfloor.com

               with a copy to:         Steven Masur, Esq.
                                       Law Office of Steven Masur
                                       101 East 15th Street, Second Floor
                                       New York, New York 10003
                                       Facsimile: (212) 979-2038
                                       E-Mail: masur@entmedia.com

               If to the Xceed:        Xceed, Inc.
                                       488 Madison Avenue
                                       3rd Floor
                                       New York, New York 10022
                                       Attn: Werner Haase
                                       Facsimile: (212) 688-3434
                                       E-Mail: whaase@xceed.com

                with a copy to:        Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                                       1333 New Hampshire Avenue, N.W.
                                       Suite 400
                                       Washington, D.C. 20036
                                       Attn: Victoria A. Baylin, Esq.
                                       Facsimile: (202) 887-4288

                                       E-Mail: vbaylin@akingump.com

or to such other persons or addresses as may be designated in writing by the party to receive such notice. If sent as aforesaid, the date any such notice shall be deemed to have been delivered on the date of transmission of a facsimile or telex, the day after delivery to a commercial overnight delivery service, or five days after delivery into a United States Postal facility.

     8.9  Counterparts. This Agreement may be executed in two (2) or more
          ------------
counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

     8.10 Rights Cumulative. All rights, powers and privileges conferred
          -----------------
hereunder upon the parties, unless otherwise provided, shall be cumulative and shall not be restricted to those given by law. Failure to exercise any power given any party hereunder or to insist upon strict compliance by any other party shall not constitute a waiver of any party's right to demand exact compliance with any of the terms or provisions hereof.

     8.11 Severability of Provisions. The provisions of this Agreement shall be
          --------------------------
considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable. Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable. Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

     8.12 Headings. The headings set forth in the articles and sections of this
          --------
Agreement and in the exhibits and the schedules to this Agreement are inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

     8.13 Knowledge Standard. When used in this Agreement, the phrase "to the
          ------------------
best knowledge of, " "knowledge of, " "known to" or similar phrases shall mean the actual knowledge of: (i) with respect to Xceed, the officers and directors of Xceed; (ii) with respect to the Company, the officers and Mangers of the Company; and (iii) each Member.

     8.14 Joint Preparation.  This Agreement was jointly prepared by Xceed, the
          -----------------
Company and the Members and is not to be construed against any party hereto. Should any provision of this Agreement be found to be illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, such provision shall immediately become null and void leaving the remainder of this Agreement in effect.


                                   * * * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date and year first above written.



ATTEST:                                 XCEED, INC.


                                        By: /s/Werner Haase
---------------------------------          ------------------------------------
                                           Werner Haase, Chief Executive Officer


ATTEST:                                 5th FLOOR INTERACTIVE, LLC


                                        By:    /s/Johnathan Molod
---------------------------------          ------------------------------------
                                           Jonathan Molod, President


WITNESS:                                MEMBERS


                                        By: /s/Johnathan Molod
---------------------------------          ------------------------------------
                                           Jonathan Molod


WITNESS:


                                        By: /s/Fabian Tabibian
---------------------------------          ------------------------------------


WITNESS:


                                        By: /s/Jeffrey Caldwell
---------------------------------          ------------------------------------
                                           Jeffrey Caldwell


WITNESS:


                                        By: /s/Thomas Barton
---------------------------------          ------------------------------------
                                           Thomas Barton